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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K/A, into Hibbett Sporting Goods, Inc.'s previously filed Registration Statements File Nos. 333-21299, 333-21301, 333-21303, 333-21305 and 333-28515.



                                           ARTHUR ANDERSEN LLP



Birmingham, Alabama
September 22, 1997